Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
April 23, 2019	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces First Quarter Results

and Increased Quarterly Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended March 31, 2019. The Company reported net income of $9.63 million, or $0.60 per diluted common share, for the quarter ended March 31, 2019, which was an increase of $763 thousand, or 8.60%, over the same quarter of 2018.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share, an increase of seven cents ($0.07), or 38.89%, over last second quarter’s dividend. The quarterly dividend is payable to common shareholders of record on May 3, 2019, and is expected to be paid on or about May 17, 2019. The current year marks the 34th consecutive year of regular cash dividends paid to shareholders.

First Quarter 2019 Highlights

●	General
o

The Company’s remaining wholesale repurchase agreement of $25 million matured during the first quarter.  The Company repaid the borrowing with current liquidity, which should result in annualized net pre-tax savings of $378 thousand.  This culminates the Company’s 5-year strategic shift back to a more traditional community bank balance sheet, during which the Company paid off $200 million in wholesale debt.

o	The Company declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share, an increase of seven cents ($0.07), or 38.89%, over last second quarter’s dividend.
o	The Company received $1.68 million from litigation settlements during the first quarter.

●	Income Statement
o	Net income increased $763 thousand, or 8.60%, to $9.63 million compared to the same quarter of 2018.
o	Diluted earnings per share increased $.08 to $.60 compared to the same quarter of 2018, for an increase of 15.38%.
o	Return on average assets for the quarter increased to 1.75%. Return on average equity for the quarter increased to 11.77%.
o	Net interest margin increased 22 basis points to 4.60% compared to the same quarter of 2018.

●	Balance Sheet
o	Book value per common share increased $0.27 to $21.06, and tangible book value per common share increased $0.20 to a record $14.89, compared to December 31, 2018.
o	The Company repurchased 232,900 common shares for $7.78 million during the quarter.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of March 31, 2019.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of March 31, 2019. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.02 billion in combined assets as of March 31, 2019. The Company reported consolidated assets of $2.24 billion as of March 31, 2019. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except share and per share data)	2019	2018	2018	2018	2018
Interest income
Interest and fees on loans	$22,179	$23,938	$22,556	$22,422	$22,755
Interest on securities	1,094	1,249	1,372	1,361	1,104
Interest on deposits in banks	338	194	358	514	471
Total interest income	23,611	25,381	24,286	24,297	24,330
Interest expense
Interest on deposits	1,305	1,297	1,269	1,327	1,251
Interest on borrowings	120	205	692	708	700
Total interest expense	1,425	1,502	1,961	2,035	1,951
Net interest income	22,186	23,879	22,325	22,262	22,379
Provision for loan losses	1,220	908	495	495	495
Net interest income after provision	20,966	22,971	21,830	21,767	21,884
Noninterest income	8,080	6,297	6,519	6,959	6,668
Noninterest expense	16,785	17,366	18,131	17,160	17,116
Income before income taxes	12,261	11,902	10,218	11,566	11,436
Income tax expense	2,630	2,596	1,118	2,500	2,568
Net income	$9,631	$9,306	$9,100	$9,066	$8,868

Earnings per common share
Basic	$0.61	$0.57	$0.55	$0.54	$0.52
Diluted	0.60	0.57	0.55	0.54	0.52
Cash dividends per common share
Regular	0.21	0.21	0.21	0.18	0.18
Special	-	-	-	-	0.48
Weighted average shares outstanding
Basic	15,839,424	16,201,148	16,512,823	16,689,398	16,955,758
Diluted	15,920,950	16,280,404	16,612,416	16,788,615	17,047,638
Performance ratios
Return on average assets	1.75%	1.63%	1.55%	1.53%	1.52%
Return on average common equity	11.77%	11.01%	10.59%	10.68%	10.30%
Return on average tangible common equity(1)	16.66%	15.58%	15.06%	15.21%	14.53%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
(Amounts in thousands, except per share data)
Net income	$9,631	$9,306	$9,100	$9,066	$8,868
Non-GAAP adjustments:
Net loss on sale of securities	-	-	618	-	-
Loss on extinguishment of debt	-	-	1,096	-	-
Goodwill impairment	-	-	1,492	-	-
Deferred tax asset revaluation	-	-	(1,669)	-	-
Other items(1)	(1,675)	254	-	297	(130)
Total adjustments	(1,675)	254	1,537	297	(130)
Tax effect	(328)	61	411	96	(24)
Adjusted earnings, non-GAAP	$8,284	$9,499	$10,226	$9,267	$8,762

Adjusted diluted earnings per common share, non-GAAP	$0.52	$0.58	$0.62	$0.55	$0.51
Performance ratios, non-GAAP
Adjusted return on average assets	1.51%	1.67%	1.74%	1.57%	1.50%
Adjusted return on average common equity	10.12%	11.23%	11.90%	10.91%	10.17%
Adjusted return on average tangible common equity(2)	14.33%	15.90%	16.93%	15.55%	14.36%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended March 31,
	2019			2018
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,765,132	$22,236	5.11%	$1,805,839	$22,827	5.13%
Securities available for sale	145,783	1,231	3.43%	165,103	1,384	3.40%
Securities held to maturity	12,348	45	1.48%	25,132	105	1.69%
Interest-bearing deposits	54,694	338	2.50%	117,953	471	1.62%
Total earning assets	1,977,957	23,850	4.89%	2,114,027	24,787	4.76%
Other assets	247,965			252,284
Total assets	$2,225,922			$2,366,311

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$447,023	$37	0.03%	$462,741	$63	0.06%
Savings deposits	501,276	175	0.14%	518,560	82	0.06%
Time deposits	438,454	1,093	1.01%	493,545	1,106	0.91%
Total interest-bearing deposits	1,386,753	1,305	0.38%	1,474,846	1,251	0.34%
Borrowings
Retail repurchase agreements	3,259	1	0.13%	4,444	1	0.09%
Wholesale repurchase agreements	15,278	119	3.17%	25,000	199	3.23%
FHLB advances and other borrowings	-	-	-	50,000	500	4.06%
Total borrowings	18,537	120	2.63%	79,444	700	3.57%
Total interest-bearing liabilities	1,405,290	1,425	0.41%	1,554,290	1,951	0.51%
Noninterest-bearing demand deposits	459,766			432,606
Other liabilities	28,894			30,142
Total liabilities	1,893,950			2,017,038
Stockholders' equity	331,972			349,273
Total liabilities and stockholders' equity	$2,225,922			$2,366,311
Net interest income, FTE(1)		$22,425			$22,836
Net interest rate spread			4.48%			4.25%
Net interest margin, FTE(1)			4.60%			4.38%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash purchase accounting accretion of $764 thousand and $1.8 million for the three months ended March 31, 2019 and 2018, respectively.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE  (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2019	2018	2018	2018	2018
Noninterest income
Wealth management	$745	$854	$791	$823	$794
Service charges on deposits	3,408	3,850	3,803	3,612	3,468
Other service charges and fees	2,049	2,017	1,925	1,934	1,857
Insurance commissions	-	-	299	338	329
Net loss on sale of securities	-	-	(618)	-	-
Net FDIC indemnification asset amortization	(552)	(579)	(645)	(575)	(382)
Other income	1,675	-	-	-	-
Other operating income	755	155	964	827	602
Total noninterest income	$8,080	$6,297	$6,519	$6,959	$6,668
Noninterest expense
Salaries and employee benefits	$9,166	$9,273	$8,983	$8,993	$9,441
Occupancy expense	1,153	1,134	1,075	1,083	1,250
Furniture and equipment expense	1,033	1,004	985	945	1,046
Service fees	1,030	1,047	1,134	851	828
Advertising and public relations	524	550	478	461	522
Professional fees	414	356	337	430	307
Amortization of intangibles	246	254	261	263	261
FDIC premiums and assessments	168	209	234	252	211
Loss on extinguishment of debt	-	-	1,096	-	-
Goodwill impairment	-	-	1,492	-	-
Other operating expense	3,051	3,539	2,056	3,882	3,250
Total noninterest expense	$16,785	$17,366	$18,131	$17,160	$17,116

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2019	2018	2018	2018	2018
Assets
Cash and cash equivalents	$148,546	$76,873	$73,679	$107,957	$205,140
Debt securities available for sale	132,597	153,116	163,593	196,425	164,192
Debt securities held to maturity	-	25,013	25,047	25,082	25,115
Loans held for investment, net of unearned income
Noncovered	1,719,905	1,756,269	1,770,426	1,776,112	1,767,703
Covered	17,475	18,815	20,483	22,919	25,406
Allowance for loan losses	(18,243)	(18,267)	(18,256)	(19,583)	(19,500)
Loans held for investment, net	1,719,137	1,756,817	1,772,653	1,779,448	1,773,609
FDIC indemnification asset	4,578	5,108	5,653	6,390	6,884
Premises and equipment, net	46,636	45,785	45,537	45,547	46,415
Other real estate owned, noncovered	3,903	3,806	4,754	4,805	4,620
Other real estate owned, covered	152	32	44	44	70
Interest receivable	5,227	5,481	5,374	5,580	5,155
Goodwill	92,744	92,744	94,287	95,779	95,779
Other intangible assets	4,780	5,026	5,366	5,628	5,891
Other assets	84,035	74,573	73,701	75,435	95,437
Total assets	$2,242,335	$2,244,374	$2,269,688	$2,348,120	$2,428,307

Liabilities
Deposits
Noninterest-bearing	$479,299	$459,550	$463,945	$462,851	$460,478
Interest-bearing	1,399,138	1,396,200	1,411,906	1,441,887	1,520,141
Total deposits	1,878,437	1,855,750	1,875,851	1,904,738	1,980,619
Securities sold under agreements to repurchase	3,700	29,370	30,151	27,869	29,115
FHLB borrowings	-	-	-	50,000	50,000
Interest, taxes, and other liabilities	27,096	26,397	25,284	26,392	26,536
Total liabilities	1,909,233	1,911,517	1,931,286	2,008,999	2,086,270

Stockholders' equity
Common stock(2)	15,818	16,007	21,382	21,382	21,382
Additional paid-in capital(2)	115,914	122,486	229,182	228,949	228,774
Retained earnings	202,103	195,793	189,902	184,279	178,227
Treasury stock, at cost(2)	-	-	(99,247)	(92,904)	(83,865)
Accumulated other comprehensive loss	(733)	(1,429)	(2,817)	(2,585)	(2,481)
Total stockholders' equity	333,102	332,857	338,402	339,121	342,037
Total liabilities and stockholders' equity	$2,242,335	$2,244,374	$2,269,688	$2,348,120	$2,428,307

Shares outstanding at period-end	15,818,368	16,007,263	16,390,502	16,574,347	16,847,452
Book value per common share	$21.06	$20.79	$20.65	$20.46	$20.30
Tangible book value per common share(1)	14.89	14.69	14.57	14.34	14.27

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding
(2)	In accordance with the Company's reincorporation from Nevada to Virginia on October 2, 2018, treasury stock is not recognized.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2019	2018	2018	2018	2018
Allowance for Loan Losses
Beginning balance	$18,267	$18,256	$19,583	$19,500	$19,276
Provision for loan losses charged to operations	1,220	908	495	495	495
Charge-offs	(1,622)	(1,282)	(2,177)	(750)	(698)
Recoveries	378	385	355	338	427
Net charge-offs	(1,244)	(897)	(1,822)	(412)	(271)
Ending balance	$18,243	$18,267	$18,256	$19,583	$19,500

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$18,544	$19,583	$20,542	$21,467	$21,650
Accruing loans past due 90 days or more	156	58	46	-	27
Troubled debt restructurings ("TDRs")(1)	835	161	189	133	77
Total non-covered nonperforming loans	19,535	19,802	20,777	21,600	21,754
OREO	3,903	3,806	4,754	4,805	4,620
Total non-covered nonperforming assets	$23,438	$23,608	$25,531	$26,405	$26,374

Covered nonperforming assets
Nonaccrual loans	$237	$322	$330	$509	$596
Total covered nonperforming loans	237	322	330	509	596
OREO	152	32	44	44	70
Total covered nonperforming assets	$389	$354	$374	$553	$666

Additional Information
Performing TDRs(2)	$5,654	$6,266	$6,953	$6,847	$7,220
Total TDRs(3)	6,489	6,427	7,142	6,980	7,297

Non-covered ratios
Nonperforming loans to total loans	1.14%	1.13%	1.17%	1.22%	1.23%
Nonperforming assets to total assets	1.05%	1.06%	1.14%	1.14%	1.10%
Non-PCI allowance to nonperforming loans	93.39%	92.25%	87.87%	90.66%	89.64%
Non-PCI allowance to total loans	1.06%	1.04%	1.03%	1.10%	1.10%
Annualized net charge-offs to average loans	0.29%	0.20%	0.41%	0.09%	0.06%

Total ratios
Nonperforming loans to total loans	1.14%	1.13%	1.18%	1.23%	1.25%
Nonperforming assets to total assets	1.06%	1.07%	1.14%	1.15%	1.11%
Allowance for loan losses to nonperforming loans	92.27%	90.77%	86.49%	88.57%	87.25%
Allowance for loan losses to total loans	1.05%	1.03%	1.02%	1.09%	1.09%
Annualized net charge-offs to average loans	0.29%	0.20%	0.40%	0.09%	0.06%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs